                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E) (2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             BLACK BOX CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No Fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                                                                PRELIMINARY COPY
                                                                FOR SEC USE ONLY

                             BLACK BOX CORPORATION
                                1000 PARK DRIVE
                          LAWRENCE, PENNSYLVANIA 15055
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 11, 1997
                            ------------------------

To the Stockholders of
Black Box Corporation:

     The Annual Meeting of Stockholders of Black Box Corporation will be held at the offices of Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219 on Monday, August 11, 1997, at 11:00 a.m., to consider and act upon the following matters:

        1. The election of seven (7) members of the Board of Directors;

        2. The approval of an amendment to the 1992 Stock Option Plan to increase the number of shares authorized under the Plan;

        3. The approval of an amendment to the Second Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000;

        4. Ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998; and

        5. Such other matters as may properly come before the meeting.

     The Board of Directors has established the close of business on Friday, June 20, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

     IT IS REQUESTED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ FRED C. YOUNG

                                        Fred C. Young, Secretary

July   , 1997

                             BLACK BOX CORPORATION
                                1000 PARK DRIVE
                          LAWRENCE, PENNSYLVANIA 15055
                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF STOCKHOLDERS

                                AUGUST 11, 1997

     This proxy statement is being furnished to the holders of the Common Stock, par value $.001 per share (the "Common Stock"), of Black Box Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies to be voted at the annual meeting of stockholders (the "Annual Meeting") scheduled to be held on Monday, August 11, 1997, at 11:00 a.m., at the offices of Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219, or at any adjournment thereof. This proxy statement and form of proxy was first mailed to stockholders on or about July 1, 1997. A copy of the Company's Annual Report to Stockholders for the year ended March 31, 1997 is being furnished with this proxy statement.

     Only holders of the Common Stock of record as of the close of business on Friday, June 20, 1997 are entitled to notice of and to vote at the Annual
Meeting and any adjournment thereof. On that date,           shares of Common
Stock, each entitled to one vote per share, were outstanding.

     All shares of Common Stock represented by valid proxies received by the Secretary of the Company prior to the Annual Meeting will be voted as specified in the proxy. If no specification is made, the shares will be voted FOR the election of each of the Board's nominees to the Board of Directors and each of the matters submitted by the Board of Directors for vote by the stockholders. Unless otherwise indicated by the stockholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting. A stockholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date (though no revocation shall be effective until notice thereof has been given to the Secretary of the Company), or by attendance at the meeting and voting his or her shares in person.

     Under the Company's Second Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and Restated By-Laws, as amended (the "By-Laws"), and applicable state law, abstentions and broker non-votes (which arise from proxies delivered by brokers and others, where the record holder has not received direction on voting and does not have discretionary authority to vote on one or more matters) are each included in the determination of the number of shares present. Abstentions and broker non-votes, if any, are tabulated on the proposals presented to stockholders. Abstentions and broker non-votes will have no effect against the proposals presented in this Proxy Statement, except with respect to the proposed amendment to the Company's Certificate of Incorporation which requires the affirmative vote of a majority of the outstanding shares of Common Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW FOR ELECTION AS DIRECTOR, FOR APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED UNDER THE 1992 STOCK OPTION PLAN FROM 2,450,000 TO 3,200,000, FOR APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000 (THE "CERTIFICATE AMENDMENT") AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's By-Laws provide that the number of directors constituting the entire Board shall be nine (9), or such other number as shall be fixed by the stockholders or by the Board of Directors. At present, the Board has fixed the number of directors at eight (8) members, but the number of directors will decrease to seven (7) members effective as of the date of the Annual Meeting.

     All directors of the Company are elected each year. Therefore, seven (7) directors are to be elected at the Annual Meeting to hold office for a term of one (1) year and until their respective successors are elected and qualified, subject to the right of the stockholders to remove any director as provided in the By-Laws. Any vacancy in the office of a director may be filled by the stockholders. In the absence of a stockholder vote, a vacancy in the office of a director may be filled by the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected by the Board of Directors to fill a vacancy shall serve until his successor is elected and has qualified or until his or her earlier death, resignation or removal. If the Board of Directors increases the number of directors, any vacancy so created may be filled by the Board of Directors.

     The holders of Common Stock have one vote for each share owned as of the record date in the election of directors. The seven (7) nominees receiving the greatest number of affirmative votes will be elected as directors for terms expiring in 1998.

     The persons named as proxies on the enclosed proxy card were selected by the Board of Directors and have advised the Board of Directors that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of William F. Andrews, Michael E. Barker, Jeffery M. Boetticher, William R. Newlin, William Norred, Brian D. Young and Fred C. Young, nominees of the Board of Directors, each of whom presently serves as a director of the Company.

     The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the named nominees is unable or unwilling to serve as a director of the Company, the persons named as proxies intend to vote for such substitute as may be nominated by the Board of Directors.

     The following sets forth certain information concerning the Company's nominees for election to the Board of Directors at the Annual Meeting.

     WILLIAM F. ANDREWS, 65, was elected a director of the Company on May 18, 1992. He currently is Chairman of Schrader-Bridgeport International, Inc., (worldwide manufacturer of automotive tire valves and industrial valves) and is Chairman of Scovill Fasteners, Inc. (leading manufacturer of apparel fasteners). He was Chairman, President and Chief Executive Officer and a director of Amdura Corporation from January 1993 to January 1995, and was also an advisor/consultant to Investor International (U.S.), Inc. and had held such position since February 1992. Prior to such time, Mr. Andrews was the President and Chief Executive Officer of UNR Industries, Inc. from April 1990 to January 1992. He is also a director of Navistar (International Harvester), Southern New England Telephone Company, Corrections Corporation of America, Johnson Controls, Katy Industries, Northwestern Steel & Wire and Dayton Superior.

     MICHAEL E. BARKER, 49, was elected a director of the Company on March 14, 1991. He is currently a principal at Safeguard Scientific (investment company which provides venture capital for high technology start-up companies). He was Chairman of the Board of the Company from March 14, 1991 to November 8, 1995 and president of the Company from October 16, 1992 to June 3, 1994. He formerly held the position of Chairman of the Board of MICOM Communications Corp., a former subsidiary of the Company ("MICOM"), from January 1990 to February 1992. He was a principal of Odyssey Partners, L.P. (investment partnership) ("Odyssey Partners") from July 1989 until February 1995.

     JEFFERY M. BOETTICHER, 46, was elected a director of the Company on October 16, 1992 and has served as Chairman of the Board since November 8, 1995. He is currently Chief Executive Officer, elected on June 3, 1994, and served as President from June 3, 1994 through May 9, 1997. Since March 1991, he has been President and Chief Executive Officer of Black Box Corporation of Pennsylvania, a wholly-owned subsidiary of the Company. He is also a director of Holden Corporation, CME Information Services, Inc. and the Pittsburgh High Technology Council.

     WILLIAM R. NEWLIN, 56, was elected a director of the Company on December 18, 1995. He has served as President and Chief Executive Officer of Buchanan Ingersoll Professional Corporation (attorneys at law) since 1980. He also serves as a Managing General Partner of CEO Venture Funds (private venture capital funds). He has been a director of Kennametal Inc. since 1982 and its Chairman of the Board since October 1996. He is also a director of National City Bank of Pennsylvania, Parker/Hunter Incorporated, the Pittsburgh High Technology Council and CME Information Services, Inc.

     The Company engaged Buchanan Ingersoll Professional Corporation to perform legal services during fiscal 1997 and fiscal 1998.

     WILLIAM NORRED, 56, was elected a director of the Company on May 18, 1992. He is currently the President and Chief Executive Officer of Sportsmen's Lodge and has held these positions since August 1990. He is also the President and Chief Executive Officer of Quor Resorts, Inc. and has held these positions since October 1987. He has over 20 years of experience in the data communications industry, including the founding of MICOM Systems, Inc. (the predecessor of MICOM) in 1973.

     BRIAN D. YOUNG, 42, was elected a director of the Company on September 17, 1988. From February 1989 through January 1992, he was President of the Company. He has been a General Partner of Eos Partners, L.P. (investment partnership) since January 1994. He was a General Partner of Odyssey Partners from February 1986 to December 1993. He is also a director of Gundle Environmental Systems, Inc. and Archer Resources, Ltd.

     FRED C. YOUNG, 41, was elected a director of the Company on December 18, 1995 and President on May 9, 1997. He is currently President and Chief Operating Officer, Treasurer and Secretary of the Company. He served as Vice President and Chief Financial Officer, Treasurer and Secretary of Black Box Corporation since joining the Company in 1991 and was promoted to Senior Vice President and Chief Operating Officer in May 1996.

                BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

     The Company's Board of Directors held four meetings during the fiscal year ended March 31, 1997 ("fiscal 1997"). Each director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and any committee of which he was a member, except Mr. Fisher who attended 50% of such meetings.

     During fiscal 1997, directors who were not employees of the Company received directors' fees of $7,500 per annum and an additional fee of $375 for each meeting of the Board of Directors attended in person. In addition, the Company maintains directors' and officers' liability insurance.

AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Messrs. Brian D. Young (as Chairman), Andrews and Barker. The Audit Committee's duties include recommending to the Board of Directors the appointment of the independent auditors of the Company, reviewing with the independent auditors their report as well as any recommendations with respect to the Company's accounting policies, procedures and internal controls. In addition, this committee is charged with reviewing the independent auditor's fees for audit and non-audit services, and determining whether there are any conflicts of interest in financial or business matters between the Company and any of its officers or employees. The Audit Committee met twice in fiscal 1997.

COMPENSATION COMMITTEE

     The Board has a Compensation Committee, consisting of Messrs. Barker (as Chairman), Norred and Fisher, which is responsible for reviewing and approving the compensation of the executive officers of the Company, and approving and recommending changes to the incentive plans of the Company. The Compensation Committee met twice in fiscal 1997.

OPTION COMMITTEE

     The Board has an Option Committee, consisting of Messrs. Brian D. Young (as Chairman) and Andrews, which is responsible for administering the Company's Employee Stock Option Plan and Director Stock Option Plan. The Option Committee met three times in fiscal 1997.

     In May 1997, the Board transferred the functions of the Option Committee to the Compensation Committee and terminated the Option Committee.

NOMINATING COMMITTEE; NOMINATION PROCEDURES

     The Company does not have a standing nominating committee. The Board of Directors, however, is responsible for the evaluation and recommendation of qualified nominees, as well as other matters pertaining to Board composition and size. The Board will give appropriate consideration to qualified persons recommended by stockholders for nomination as director in accordance with the Company's By-Laws, as summarized below.

     In general, such recommendations can only be made by a stockholder entitled to notice of, and to vote at, a meeting at which directors are to be elected, must be in writing and must be received by the Secretary of the Company within a prescribed period prior to the annual or special meeting, as the case may be. A copy of the By-Laws is available from the Company upon request.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth all cash compensation paid by the Company and its subsidiaries, as well as other compensation paid or accrued, to the Company's chief executive officer, to the other executive officers of the Company at the end of fiscal 1997 and a certain former officer who resigned in fiscal 1997 whose annual salary and bonus in fiscal year 1997 exceeded $100,000 (the "Named Executive Officers") for each of fiscal years 1995, 1996 and 1997, respectively. Such compensation was paid for services rendered in all capacities to the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL                LONG-TERM
                                                      COMPWNSATION           COMPENSATION
                                                   ------------------    ---------------------
                                                                               AWARDS
                                                                         ---------------------
                                                                              SECURITIES           ALL OTHER
      NAME AND PRINCIPAL POSITION          YEAR    SALARY      BONUS      UNDERLYING OPTIONS      COMPENSATION
----------------------------------------   ----    -------    -------    ---------------------   ---------------
                                                     ($)        ($)               (#)                 ($)
Jeffery M. Boetticher,                     1997    329,229    380,000            65,000                6,895(2)
  Chairman of the Board (1)                1996    297,681    384,045           220,000                6,439(2)
  and Chief Executive Officer              1995    260,393    323,784           275,000                6,065(2)
Anna M. Baird (5)                          1997     99,923    100,000            16,000                6,211(2)
  Vice President and Chief Financial
  Officer
Kathleen Bullions (5)                      1997     99,769    100,000            16,000                6,211(2)
  Vice President of Operations
Per Ejrup,                                 1997    227,195        -0-            25,000              227,573(4)
  Vice President (3)                       1996    280,256    293,345           175,000                  -0-
                                           1995    222,759    260,618            30,000                  -0-
Fred C. Young,                             1997    266,553    380,000            65,000                6,895(2)
  President, Chief Operating Officer,      1996    221,154    324,045           178,000                6,493(2)
  Secretary & Treasurer                    1995    191,769    259,872           230,000                6,027(2)

---------

(1) Mr. Boetticher became Chairman of the Board on November 8, 1995 and Chief Executive Officer of the Company as of June 3, 1994.

(2) Represents amounts accrued by the employer for the individual under the 401(k) plan of the Company.

(3) Mr. Ejrup resigned his position at the Company in January 1997.

(4) Severance payment.

(5) Ms. Baird and Ms. Bullions became named officers in April 1996.

STOCK OPTION PLANS

     The Board of Directors and stockholders of the Company have adopted the Company's 1992 Employee Stock Option Plan, as amended (the "Employee Plan"), and have authorized the issuance of options and stock appreciation rights covering up to 2,450,000 shares of Common Stock under this plan (subject to appropriate adjustments in the event of stock splits, stock dividends and similar dilutive events). Options and stock appreciation rights may be granted under the Employee Plan to key salaried employees (including those who may also be directors but who are not members of the Option Committee) of the Company and its subsidiaries.

     The Board of Directors and stockholders have also adopted the Company's 1992 Director Stock Option Plan, as amended (the "Director Plan"), and have authorized the issuance of options and stock appreciation rights covering up to 75,000 shares of Common Stock under this plan (subject to appropriate adjustments in the event of stock splits, stock dividends and similar dilutive events). Under the Director Plan, options and stock appreciation rights may be granted by the Option Committee to non-employee Directors of the Company.

     The following table sets forth information concerning the stock options granted to each of the Company's Named Executive Officers in fiscal 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                        --------------------------------------------------            VALUE AT ASSUMED
                         NUMBER OF    % OF TOTAL                                    ANNUAL RATES OF STOCK
                        SECURITIES     OPTIONS                                       PRICE APPRECIATION
                        UNDERLYING    GRANTED TO                                     FOR OPTION TERM(1)
                          OPTIONS     EMPLOYEES IN  EXERCISE OR  EXPIRATION   ---------------------------------
         NAME             GRANTED     FISCAL YEAR   BASE PRICE      DATE             5%                10%
         ----           ----------   ------------   ----------   ----------    ------------       --------------
                            (#)          (%)        ($/SHARE)                      ($)               ($)
Jeffery M. Boetticher..      65,000       16.3         24.75      8/22/06        1,012,050(2)      2,564,250(3)
Anna M. Baird..........      10,000        2.5         20.50       5/7/06          128,900(4)        326,700(5)
                              6,000        1.5         24.75      8/22/06           93,420(2)        236,700(3)
Kathleen Bullions......      10,000        2.5         20.50       5/7/06          128,900(4)        326,700(5)
                              6,000        1.5         24.75      8/22/06           93,420(2)        236,700(3)
Per Ejrup(6)...........      25,000        6.3         24.75       4/8/97                  --                --
Fred C. Young..........      65,000       16.3         24.75      8/22/06        1,012,050(2)      2,564,250(3)
All Stockholders.......  16,518,682                    20.50                   212,925,811(4)    539,665,341(5)
                                                       24.75                   257,195,879(2)    651,662,005(3)

---------

(1) Assumes, from the date of grant of the option through its ten year expiration date, a hypothetical 5% and 10% per year appreciation (compounded annually) in the fair market value of the Common Stock. The 5% and 10% rates of appreciation are set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the Common Stock. If the Common Stock does not increase in value from the date of grant of the stock option, such option would be valueless.

(2) Assumes a fair market value of the Common Stock of $40.32 per share.

(3) Assumes a fair market value of the Common Stock of $64.20 per share.

(4) Assumes a fair market value of the Common Stock of $33.39 per share.

(5) Assumes a fair market value of the Common Stock of $53.17 per share.

(6) Mr. Ejrup resigned his position at the Company in January 1997.

     The following table sets forth information with respect to each of the Company's Named Executive Officers concerning the exercise of options during fiscal 1997 and unexercised options held as of March 31, 1997:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF
                                                                 SECURITIES            VALUE OF
                                                                 UNDERLYING          UNEXERCISED
                                                                UNEXERCISED          IN-THE-MONEY
                                                                  OPTIONS              OPTIONS
                           SHARES ACQUIRED       VALUE           AT FISCAL            AT FISCAL
           NAME              ON EXERCISE       REALIZED            YEAR END            YEAR END
           ----            ---------------     ---------      ----------------    --------------------
                                 (#)              ($)        (# EXERCISABLE/       ($ EXERCISABLE/
                                                             # UNEXERCISABLE)      $ UNEXERCISABLE)
Jeffery M. Boetticher......      25,000          690,250      361,666/303,334     6,207,690/3,678,009
Anna M. Baird..............         -0-              -0-        38,665/44,335         660,484/491,524
Kathleen Bullions..........         -0-              -0-        28,332/42,668         461,847/462,151
Per Ejrup..................      75,000        1,316,719                  0/0                     0/0
Fred C. Young..............         -0-              -0-      304,666/260,334     5,235,550/3,077,709

     The following table sets forth information with respect to each of the Company's Named Executive Officers concerning the long-term incentive plan awards in fiscal 1997:

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR


                                    PERFORMANCE OR
                                     OTHER PERIOD          ESTIMATED FUTURE PAYOUTS UNDER
              NAME                  UNTIL PAYOUT(1)        NON-STOCK PRICE-BASED PLANS(2)
              ----                 -----------------       ------------------------------
                                                                        ($)
Jeffery M. Boetticher............  fiscal 1996-1998                    900,000
Anna M. Baird....................  fiscal 1996-1998                    200,000
Kathleen Bullions................  fiscal 1996-1998                    200,000
Per Ejrup........................  fiscal 1996-1998                    233,333(3)
Fred C. Young....................  fiscal 1996-1998                    750,000

---------

(1) Payment of the incentive plan is based on the Company meeting or exceeding cumulative three-year targets for both revenue and earnings before interest, taxes and amortization ("EBITA"). The three-year period covers fiscal 1996, 1997 and 1998. If the targets are achieved, lump-sum cash payments are to be made following the completion of the fiscal 1998 audit and within the first 45 days of fiscal 1999.

(2) The incentive plan specifies a fixed lump-sum if the established targets are achieved.

(3) Mr. Ejrup resigned his position at the Company in January 1997 and hence under the terms of the plan is only eligible for one-third of the incentive payout.

           REPORT OF THE COMPENSATION COMMITTEE AND OPTION COMMITTEE

     The Compensation Committee of the Board of Directors is charged with administering the Company's compensation programs for executive officers, including basic compensation and incentive compensation plans. The Option Committee of the Board of Directors is charged with administering the Company's stock option plans, including the Employee Plan. The Company believes that its total executive compensation package should be designed to facilitate the achievement of short- and long-range Company goals, to recognize individual executive performance and contribution, and to promote increased value creation for the Company's stockholders. To this end, the Company, the Compensation Committee and the Option Committee seek to:

     - Hire, train, develop, compensate and retain the highest quality executives possible for the Company's success.

     - Reward executives for outstanding contributions to the achievement of the Company's goals and overall success.

     - Provide incentives for executives to align their goals with those of the stockholders through pay-for-performance and growth-driven compensation in the form of cash compensation and stock option plans.

BASIC COMPENSATION

     Basic compensation for executives is paid based upon performance, experience, the requirements of the position and the executive's relative ability to impact the Company's overall growth and success. The Company and the Compensation Committee believe that the basic compensation paid to the Company's executives is competitive with that paid to executives in other direct marketing and computer companies. The cash compensation paid during fiscal 1997 to the Company's executives as a group is in the middle range compared with that of such peer group. Historically, in making compensation decisions the Company has relied upon its Board of Directors and the Compensation Committee regarding their collective knowledge of the industry, the functions that Company executives perform and comparative salaries. Salaries and bonuses for fiscal 1997 were set in February 1996.

     The primary goals for executives, in their own respective positions, are to help the Company achieve its yearly sales, profit and growth targets as established by the Board of Directors. Salaries for the executives are reviewed by the Compensation Committee on an annual basis and may be increased or decreased based upon the Compensation Committee's decision that they are competitive in the industry, and/or that a particular executive's contributions to the Company have been significant during the year.

     As a group, the Company's executives received salary increases averaging 8% for fiscal 1997.

INCENTIVE COMPENSATION PLANS

     The Company has a variable compensation plan covering all employees, including executive officers. This plan provides for the payment of a bonus to participants, equal to a percentage of base salary, in the event that certain annual performance targets for revenue and operating profits are achieved. Any payments under this plan are subject to approval by the Board of Directors on an annual basis. Payments made to the Company's Named Executive Officers in fiscal 1997 under this plan are set forth in the Summary Compensation Table under the caption "Annual Compensation--Bonus."

     The Company has a long-term incentive compensation plan covering fiscal 1996, 1997 and 1998 and is payable following the completion of the fiscal 1998 audit and within the first 45 days of fiscal 1999, if the three-year targets are achieved. See "Executive Compensation and Other Information--Long-Term Incentive Plan Awards in Last Fiscal Year."

     The Company's incentive compensation plans are predicated on the Company's belief that executives contribute to stockholder returns by increasing the Company's stock price, maximizing earnings and profit, and providing for long-term growth.

STOCK OPTION PLAN

     In fiscal 1993, the Company's Board of Directors and stockholders approved the Employee Plan, pursuant to which stock options may be granted by the Option Committee to key employees, including those who may be executive officers of the Company. This plan was amended in fiscal 1995, fiscal 1996 and fiscal 1997 pursuant to a vote of stockholders to increase the number of shares available for the grant of options thereunder. Information with respect to the options granted to the Named Executive Officers in fiscal 1997 is set forth in the table entitled "Option Grants in Last Fiscal Year" appearing elsewhere in this proxy statement.

The Option Committee believes that the options granted are consistent with the Company's overall compensation policies and the individual compensation packages of each Named Executive Officer.

     Historically the Company has issued Non-Qualified Stock Options at the fair market value on the date of grant. The Option Committee's anticipates continuing this practice in the future.

CHIEF EXECUTIVE OFFICER'S COMPENSATION ANALYSIS

     In determining the total compensation for the Chief Executive Officer, the Compensation Committee used the same criteria described above in the opening paragraphs of this section and the Basic Compensation section. In addition, the Committee considered the Company's performance against goals established by the Board of Directors at the beginning of the year.

     The Compensation and Option Committees believe that the increase in base salary and grants of options to the Chief Executive Officer were appropriate for fiscal 1997 because of the performance of the Company, the individual performance of Mr. Boetticher, general executive compensation trends and the overall business environment.

SUMMARY

     In the aggregate, an average of 60% of the Company's Named Executive Officers' cash compensation for fiscal 1997 came from incentives directly related to Company performance. The Company believes that the compensation paid to its executives for fiscal 1997 was reasonable in view of the Company's performance and the contributions of those executives to that performance, as well as the comparison of their compensation with that of other companies in the peer group listed in the performance graph.

        COMPENSATION COMMITTEE:                 OPTION COMMITTEE:
        Michael E. Barker, Chairman             Brian D. Young, Chairman
        Ronald D. Fisher                        William F. Andrews
        William Norred

                               PERFORMANCE GRAPH

     The following graph compares cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of the companies listed in the Nasdaq Market Value Index and with a peer group of companies constructed by the Company (the "Peer Group") for the period from June 6, 1994 to March 31, 1997. The Peer Group consists of the following companies. CDW Computer Centers, Inc. Micro Warehouse, Inc., Premier Farrell plc (formerly Premier Industrial Corporation), Sigma-Aldrich Corporation and Viking Office Products, Inc.

        Measurement Period                                 NASDAQ MARKET
      (Fiscal Year Covered)              BLACK BOX             INDEX            PEER GROUP
6/6/94                                      100                 100                 100
9/94                                        106                 103                 101
3/95                                        126                 111                 104
9/95                                        157                 142                  94
3/96                                        145                 151                 102
9/96                                        281                 169                 107
3/97                                        229                 168                  90

     The above graph represents and compares the value, through March 31, 1997, of a hypothetical investment of $100 made on June 6, 1994, the date of the spin-off of MICOM, in each of (i) the Company's Common Stock, (ii) the Nasdaq Market Index, and (iii) the companies comprising the Peer Group, assuming, in each case, the reinvestment of dividends. The cumulative stockholder return through March 31, 1997 indicates that the Company has out performed its Peer Group and the Nasdaq Market Value Index.

     The Company believes any comparisons of the price of the Company's Common Stock before June 6, 1994, would not be useful to stockholders since the value of the Company's Common Stock prior to that date included the value of MICOM, which was spun off at that time. On June 3, 1994, the date on which the spin-off was consummated, the closing price of the post-spin-off Company Common Stock was $12.00. On June 6, 1994, the last trading day prior to the consummation of the spin-off, the closing price of historical combined common stock was $21.25.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 1997, the Compensation Committee of the Board of Directors consisted of Mr. Barker, as Chairman, and Messrs. Fisher and Norred and the Option Committee of the Board of Directors consisted of Mr. Brian D. Young, as Chairman, and Mr. Andrews.

     In May 1997, the Board transferred the functions of the Option Committee to the Compensation Committee and terminated the Option Committee. The Compensation Committee will consist of Mr. Brian D. Young, as Chairman and Messers Barker, Newlin, Norred and Andrews.

     Mr. Barker was formerly Chairman of the Board of the Company from March 1991 until November 1995, although he received no compensation from the Company for serving in such capacity; however, he did receive certain fees under a services agreement with Odyssey Investors, Inc. This services agreement provided for the provision of consulting and advisory services by Odyssey Investors, Inc. for an annual fee of $150,000. Beginning January 1, 1995, one-half of this fee was paid to Odyssey Investors and one-half to Mr. Barker, a former principal of Odyssey Partners which is affiliated with Odyssey Investors, Inc. In fiscal 1996 and fiscal 1995 Mr. Barker received $65,250 and $18,750, respectively. This services agreement expired in December 1995.

     Mr. Barker was formerly the President of the Company until June 3, 1994 preceded by Mr. Brian Young as President from February 1989 until January 1992.

     In October 1994, Mr. Barker entered into a Quotaholder Agreement with Black Box do Brazil Industria e Comercio Ltda. ("Black Box Brazil"), a subsidiary of the Company (the "Quotaholder Agreement"). The Quotaholder Agreement provided for Mr. Barker to receive 27,000 quotas (the equivalent of shares), or 15% equity ownership, in Black Box Brazil in return for providing managerial expertise to Black Box Brazil. Under the Quotaholder Agreement, the Company has the option to purchase Mr. Barker's (and another party's) quotas after three years and is obligated to purchase such quotas after five years based upon a predetermined formula. The Quotaholder Agreement further provides for pre-emptive rights in the event that additional quotas are issued, and restricts Mr. Barker from competing with Black Box Brazil for a period of two years after having had any affiliation with Black Box Brazil.

     Mr. Norred founded MICOM Systems, Inc., the predecessor of the Company, and served as its President and Chief Executive Officer until December 1987.

CHANGE OF CONTROL AGREEMENTS

     The Company has change of control agreements with Jeffery M. Boetticher, Chairman of the Board and Chief Executive Officer, and Fred C. Young, President, Chief Operating Officer, Secretary and Treasurer. The purpose of these agreements is to encourage these executives to remain with the Company, and thereby assure the Company of the continued availability of their services and their advice, in the event of an attempted change in control of the Company. Each of these agreements is for a five-year term and becomes operative only upon a "change in control" of the Company, as defined in the agreements. If, within the term of the agreement and after a change of control, the executive's employment is terminated by the Company other than for cause or is terminated by the executive for "good reason" (such as a reduction in salary or benefits or diminution in duties), the executive will be entitled to a lump sum payment of generally up to three times the sum of his base salary (as defined) plus the average cash award received by him under the Company's incentive compensation or bonus plan for the prior two years. The Company is also required to maintain the executive's other benefits (life insurance, health insurance, etc.) through the unexpired term of the agreement. The agreement also provides for the immediate vesting of any outstanding stock appreciation rights or options. The executive may terminate his employment without cause, in which case the executive is not entitled to receive further salary and benefits under the agreement. In addition, the Company may terminate the executive for "cause" (as defined), at which time all salary and other benefits to the executive would cease.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information available to the Company as of April 30, 1997, regarding the beneficial ownership of the Company's Common Stock by all those known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock.

                                                                     NUMBER OF        PERCENT
                                                                      SHARES         OF SHARES
                                                                     ---------       ---------
RCM Capital Management (1)........................................   1,650,500          10.0%
  Four Embarcadero Center, Suite 2900, San Francisco, California
     94111
William Blair & Company, L.L.C. (2)...............................   1,772,919          10.7%
  222 West Adams Street, Chicago, Illinois 60606
FMR Corp. (3).....................................................   1,348,400           8.2%
  82 Devonshire Street, Boston, Massachusetts 02109
J&W Seligman & Company (4)........................................    988,535            6.0%
  100 Park Avenue, 4th Floor, New York, New York 10017

---------

(1) Includes shares held by RCM Limited, L.P. and RCM General Corporation. RCM Capital Management is a registered investment advisor, whose General Partner is RCM Limited, L.P. RCM General Corporation is the General Partner of RCM Limited, L.P. Of the 1,650,500 shares beneficially owned, 1,443,500 shares are held with sole voting power, 1,615,500 shares are held with sole dispositive power and 35,000 shares are held with shared dispositive power.

(2) William Blair & Company is a registered investment advisor and has sole dispositive power for all of the shares held and sole voting power for 931,542 shares.

(3) FMR Corp. is a parent company and includes shares held by Fidelity Management & Research Company, a registered investment advisor, Fidelity Management Trust Company, a bank and Fidelity Low-Priced Stock Fund, a registered investment company. Of the 1,348,400 shares beneficially owned, 90,100 are held with sole voting power and 1,245,300 are held with sole dispositive power.

(4) J&W Seligman & Company is a registered investment advisor and has shares dispositive power for all of the shares held and sole voting power for 870,000 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company as of May 15, 1997, regarding the shares of the Company's Common Stock beneficially owned by (i) each of the Company's directors and nominees; (ii) each of the Company's Named Executive Officers; and (iii) all directors and executive officers of the Company as a group.

                                                                     NUMBER OF        PERCENT
                                                                      SHARES         OF SHARES
                                                                     ---------       ---------
William F. Andrews (1)............................................      7,000             *
Anna M. Baird.....................................................     42,204             *
Michael E. Barker (1).............................................      1,666             *
Jeffery M. Boetticher (2)(3)......................................    399,833           2.4%
Kathleen Bullions.................................................     35,665             *
Per Ejrup(4)......................................................          0             *
William R. Newlin (1).............................................     21,866             *
William Norred (1)................................................      6,590             *
Brian D. Young....................................................      1,000             *
Fred C. Young (3).................................................    362,737           2.2%
All directors and executive officers as a group (10 persons)
  (1)-(4).........................................................    878,561           5.3%

---------

(1) Includes, for each of Messrs. Andrews and Norred, 5,000 shares and Messrs. Barker and Newlin, 1,666 shares pursuant to rights to acquire such shares as a result of options granted pursuant to the Director Plan.

(2) Includes 2,500 shares owned by Mr. Boetticher's spouse for which he disclaims beneficial ownership.

(3) Includes, for Mr. Boetticher, Ms. Baird, Ms. Bullions and Mr. Fred C. Young, and for all directors and executive officers as a group, 397,333, 41,998, 31,665, 355,333 and 839,661 shares, respectively, acquirable within 60 days of May 15, 1997, pursuant to options granted under the Employee Plan and the Director Plan.

(4) Mr. Ejrup resigned his position at the Company in January 1997.

* Represents less than 1% of the Common Stock outstanding.

PROPOSAL 2

          APPROVAL OF AMENDMENTS TO COMPANY EMPLOYEE STOCK OPTION PLAN

     In November 1992, the Board of Directors and stockholders adopted the Employee Plan. The Employee Plan authorized the issuance of options and stock appreciation rights covering up to 1,000,000 shares of Common Stock (subject to appropriate adjustments in the event of stock-splits, stock dividends and similar dilutive events). In August 1994, the Board of Directors adopted and the stockholders approved an increase in the number of shares available for the grant of options under the Plan from 1,000,000 to 1,600,000. In August 1995, the Board of Directors adopted and the stockholders approved an increase in the number of shares available for the grant of options under the Plan from 1,600,000 to 2,200,000. In August 1996, the Board of Directors adopted and the stockholders approved an increase in the number of shares available for the grant of options under the Plan from 2,200,000 to 2,450,000. The Employee Plan constitutes a key element of the Company's incentive program and is utilized to attract, retain and motivate key employees of the Company and to align key employee and stockholder interests.

     As a result of the prior grant of stock options under the Employee Plan, the number of shares available for grant of stock options or stock appreciation rights as of May 20, 1997 is 40,305 shares. The Board of Directors has determined that this amount is insufficient to continue to maintain the Company's needs under its incentive program. As a result, the Board has adopted and proposes that the stockholders approve an amendment to the Employee Plan which will increase the total number of shares available for the grant of stock options under the Employee Plan by 750,000 shares, thereby increasing the aggregate number of shares which would be available for the grant of options or stock appreciation rights from 2,450,000 to 3,200,000.

     The Board believes that the increase in the number of shares available for issuance under the Employee Plan will strengthen the Company's ability to attract, retain and motivate key employees of the Company and motivate such parties to attain individual performance and overall corporate goals. Currently, excluding options granted to MICOM employees prior to the spinoff of MICOM and assuming all of the options granted are ultimately exercised, Black Box employees would own 10.7% of the outstanding shares. The proposed increase in the shares available for issuance would increase that percentage to 15% which based on an independent survey of 85 high technology companies, the similar percentage was over 20%, therefore, the Board believes this proposed increase is appropriate. The affirmative vote by the holders of a majority of the shares of Common Stock entitled to vote and present at the meeting is required to approve the amendment to the Employee Plan.

     Because executive officers (who also may be members of the Board of Directors) are eligible to receive awards under the Employee Plan, each of them may be deemed to have a personal interest in the adoption of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 2.

                            SUMMARY PLAN DESCRIPTION

     The following description is not a complete statement of the Employee Plan and is qualified in its entirety by reference to the complete text of the Employee Plan, a copy of which is available from the Company upon request.

     ADMINISTRATION. The Employee Plan is administered by a committee consisting of at least two directors of the Company who are appointed by and serve at the pleasure of the Board of Directors (the "Option Committee"). The Option Committee, from time to time at its discretion, makes determinations with respect to the persons who shall be granted options ("Options") or stock appreciation rights ("Rights"), the number of shares of the Common Stock that may be purchased pursuant to such Options or Rights and the designation of Options as Incentive Stock Options or Non-Qualified Stock Options, as defined below. The interpretation and construction by the Committee of any provisions of the Employee Plan or of an Option or

Right granted thereunder is binding and conclusive on all optionees and on their legal representatives and beneficiaries.

     TYPES OF OPTIONS. The Committee, in its discretion, may grant Options to purchase shares of Common Stock either in the form of incentive stock options ("Incentive Stock Options") qualified as such under the Internal Revenue Code of 1986, as amended (the "Code"), or other options ("Non-Qualified Stock Options"), as designated in the optionee's stock option agreement. Historically, the Company has only granted Non-Qualified Stock Options.

     RIGHTS. The Committee, in its discretion, may grant Rights either alone, simultaneously with the grant of an Incentive Stock Option or Non-Qualified Stock Option and in conjunction therewith, or subsequent to the grant of a Non-Qualified Stock Option and in conjunction therewith or in the alternative thereto.

     ELIGIBILITY. Any key salaried employee who is not a member of the Option Committee may be granted Incentive Stock Options, Non-Qualified Stock Options or Rights under the Employee Plan until November 30, 2002.

     EXERCISE PRICE. The Option Committee shall determine the exercise price for each Option or Right granted under the Employee Plan, provided however, that the exercise price: (1) in the case of an Incentive Stock Option granted to an employee, other than an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a "Ten-Percent Stockholder"), shall not be less than the fair market value of the shares to which the Option relates on the date of grant; (2) in the case of an Incentive Stock Option granted to an employee who is a Ten-Percent Stockholder, shall not be less than 110% of the fair market value of the shares to which the Option relates on the date of grant; (3) in the case of a Right granted alone, shall not be less than 100% of the fair market value of the shares to which the Right relates.

     All Non-Qualified Stock Options granted to date have been at the fair market value on the date of grant and the Committee anticipates continuing this practice.

     EXERCISE PERIOD AND EXERCISE OF OPTIONS OR RIGHTS. An Option or Right may be exercised in whole at any time, or in part from time to time, within such period or periods as may be determined by the Option Committee and set forth in the grantee's agreement, provided that: (1) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of grant; and
(2) no Incentive Stock Option granted to an employee who is a Ten-Percent Stockholder shall be exercisable after the expiration of five years from its date of grant. Options granted to date have vested in the grantee after three years from the date of the grant. Options are not transferable by the optionee except by will or by the laws of descent and distribution.

     TERMINATION OF EMPLOYMENT; DISABILITY; DEATH. Upon termination of employment, an Option or Right previously granted to an employee, unless otherwise specified by the Option Committee and to the extent not previously exercised, shall terminate and become null and void, provided that: (i) if the employee shall die while in the employ of the Company or within three (3) months of retirement from such employment or within one (1) year of retirement from employment by reason of disability, the legal representative or heirs of such employee shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) for a one-year period following the date of death; (ii) if the employment shall have been terminated by reason of retirement, disability or termination other than for cause (as defined in the Employee Plan), then such employee shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) at any time up to (a) three months after termination by reason of retirement or other than for cause and (b) one (1) year after termination by reason of disability. If an employee voluntarily terminates his employment or is terminated for cause, any Option or Right, unless otherwise specified by the Option Committee, shall immediately terminate.

     PAYMENT. The exercise price of shares purchased pursuant to an Option shall be paid in full at the time of any exercise either in cash or by certified check; provided, however, to the extent that the terms of such Option provide, the purchase price may be paid for, in whole or in part, by delivering previously-owned shares of Common Stock or, in part, by promissory note (for not more than 80% of such purchase price subject to applicable margin requirements).

     LIMITATION ON ANNUAL AWARDS. The aggregate fair market value of stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the terms of the Employee Plan shall not exceed the sum of $100,000.

     ADJUSTMENTS, AMENDMENT OR DISCONTINUANCE. In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Option Committee shall make such adjustment to each outstanding Option and Right that it, in its sole discretion, deems appropriate. In addition, in the event of any such change, the Option Committee shall make any further adjustment as may be appropriate to the maximum number of shares which may be acquired under the Employee Plan pursuant to the exercise of Options and Rights, the maximum number of shares which may be so acquired by one employee and the number of shares and prices per share subject to outstanding Options and Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Option Committee as to these matters shall be conclusive.

     In the event of a "change in control" of the Company, as defined in the Employee Plan, all then outstanding Options and Rights shall immediately become exercisable. The Option Committee, in its discretion, may determine that, upon the occurrence of a change in control transaction, each Option or Right outstanding under the Employee Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such share immediately prior to such transaction over the exercise price per share of such Option or Right.

     The Board of Directors or the Option Committee, as the case may be, may, from time to time, amend the Employee Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of shares reserved for Options under the Employee Plan (other than an increase resulting from an adjustment of outstanding Common Stock), (ii) reduce the exercise price of any Incentive Stock Option granted under the Employee Plan below the price required by the Employee Plan, (iii) modify the provisions of the Employee Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Employee Plan. The rights and obligations under any Option or Right granted before amendment of the Employee Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Employee Plan, Option or Right without the consent of the holder of such Option or Right. The Board of Directors may at any time suspend or terminate the Employee Plan.

     TERM OF PLAN. Options and Rights may be granted under the Employee Plan until November 30, 2002.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. The Employee Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

     An optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an Incentive Stock Option, nor is the Company entitled to any deduction. The exercise of an Incentive Stock Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for two years from the date the Option was granted and one year from the date the stock was transferred to the optionee (the "ISO Holding Period"), then the optionee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, then, upon disposition of such shares (a "disqualifying disposition"), the optionee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain. If the Incentive Stock Option is exercised by delivery of previously-owned shares of common stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously-owned shares. However, if the previously-owned shares transferred were acquired through the exercise of an Incentive Stock Option, the optionee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount.

     An optionee will not be required to recognize any income for federal income tax purposes at the time of grant of a Non-Qualified Stock Option, nor is the Company then entitled to any deduction. Upon exercise of a Non-Qualified Stock Option, the optionee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. The Company will be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Non-Qualified Stock Option, the optionee will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date of exercise. If the exercise price of a Non-Qualified Stock Option is paid in whole or in part in shares of common stock, the tax results to the optionee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

     The foregoing rules regarding time of taxation of optionees upon the disposition of stock acquired upon the exercise of an Incentive Stock Option and upon the exercise of a Non-Qualified Stock Option may differ somewhat with respect to Options that are exercised within six months of the date of grant by optionees who are subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

     If the option price is paid by an optionee in part by promissory note, the interest paid by the optionee under the promissory note is investment indebtedness which is deductible by the optionee as an itemized deduction from gross income to the extent the optionee has net investment income; interest that is disallowed because of this limitation may be carried over to succeeding tax years and is deductible in the carryover year, subject to the net investment income limitation.

     Rights are treated very similarly to Options for tax purposes. The holder of a Right will not normally realize any taxable income upon the grant of a Right. Upon the exercise of a Right, the person exercising the Right will realize compensation taxable as ordinary income equal to either (i) the cash received upon the exercise of the Right or (ii) if shares are received upon the exercise of the Right, the fair market value of such shares as of the exercise date. The basis of any shares acquired upon exercise of a Right will be their fair market value on the date of exercise, and the holding period will commence at that time. The Company will be entitled to a deduction for compensation paid in the same amount which the holder of the Right realizes as ordinary income.

PROPOSAL 3

                    APPROVAL OF AN INCREASE IN THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

     On May 6, 1997, the Board of Directors adopted a resolution proposing that Article Fourth of the Certificate of Incorporation of the Company be amended to increase the authorized number of shares of the stock of the Company from 25,000,000 shares to 45,000,000 shares consisting of 40,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Board directed that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting.

     Proposed Article Fourth would increase the total number of authorized shares of Common Stock of the Company from 20,000,000 to 40,000,000. The amendment will not change the 5,000,000 authorized shares of Preferred Stock. On May 20, 1997, 16,561,345 shares of Common Stock were issued and outstanding.

     The Board of Directors is not negotiating nor does it have any present plans for the issuance of additional shares, other than pursuant to existing stock option plans, but in the judgment of the Board the additional shares should be authorized so that they will be available for issuance from time to time by action of the Board if the need should arise. For example, if it should become desirable to implement financing through the sale of additional shares of stock, make an acquisition by the issuance of stock, or effect a stock split by way of a stock dividend or distribution, such additional shares may be used for such purposes. The Board believes that increasing the authorized shares of Common Stock would enable it, if it so chooses, to take actions promptly on behalf of the Company that may involve the issuance of additional shares of Common Stock without the delay necessarily incident to the convening of a stockholders' meeting. After adoption of the proposed amendment, the Board of Directors, without further action by the stockholders, would have authority to issue additional authorized and unissued shares of Common Stock at such times, for a consideration of such character and value (not less than par), and upon such terms, as it may deem advisable and in accordance with the Delaware General Corporation Law. In certain circumstances, a vote of the stockholders on the issuance of additional shares will be required under the rules of the Nasdaq National Market.

     The authorization of these additional shares of Common Stock will not materially affect any substantive rights, powers or privileges of the current holders of shares of the Common Stock. The current holders of Common Stock have no preemptive rights to subscribe to the issuance of any additional shares, and this proposal could have the effect of diluting the holdings of all current stockholders, if, in fact, additional shares were to be issued to new holders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 3.

PROPOSAL 4

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to stockholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has appointed Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote on this matter at the meeting is required for the ratification of such appointment.

     Unless otherwise directed by the stockholders, proxies will be voted for the ratification of the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending March 31, 1998. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will not be making a statement and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4.

                   FORM 10-K ANNUAL REPORT TO THE SECURITIES
                            AND EXCHANGE COMMISSION

     A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 1997, as filed with the Securities and Exchange Commission, is available to stockholders. A stockholder may obtain a copy of the Form 10-K without charge and a copy of any exhibits thereto upon payment of a reasonable charge limited to the Company's costs of providing such exhibits by writing to Investor Relations Department, Anna M. Baird, Chief Financial Officer, Black Box Corporation, 1000 Park Drive, Lawrence, Pennsylvania 15055.

                                 OTHER MATTERS

     The Company knows of no other matters to be presented for action at the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the persons acting as proxies.

     The Company will pay the expenses in connection with the printing, assembling and mailing to the holders of Common Stock of the Company the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to the use of the mails, proxies may be solicited by directors, officers or regular employees of the Company personally or by telephone or telegraph. The Company may request the persons holding stock in their names, or in the names of their nominees, to send proxy material to, and obtain proxies from, their principals, and will reimburse such persons for their expense in so doing.

STOCKHOLDER PROPOSALS

     Stockholders who intend to submit a proposal at the Annual Meeting of the stockholders of the Company expected to be held in August 1998 must submit such proposal to the attention of the Secretary of the Company at the address of its executive offices no later than March 3, 1998.

                                                                    Appendix

                             BLACK BOX CORPORATION
                             1992 STOCK OPTION PLAN
                      (AS AMENDED THROUGH AUGUST 12, 1996)

         I.  PURPOSES

         BLACK BOX CORPORATION (the "Company") desires to afford certain of its key employees and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

         The Company, by means of this 1992 Stock Option Plan as originally approved on November 11, 1992, and as further amended on May 10,1994, August 9, 1994, August 7, 1995 and August 12, 1996 (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

         The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

         The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

         II.  AMOUNT OF STOCK SUBJECT TO THE PLAN

         The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, 2,450,000 shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"), such number subject to adjustment as provided in Article XII hereof. Shares that are the subject of Rights and related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

         Shares acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the Plan.

         Except as provided in Articles XIX and XXII and subject to Article II, the Company may, from time to time during the period beginning on the date on which the Company consummates an underwritten initial public offering of Shares (the "Effective Date") and ending on November 30, 2002 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or Non-Qualified Options and/or Rights under the terms hereinafter set forth.

         Provisions of the Plan that pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

         As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

         III.  ADMINISTRATION

         The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee, which may be the Compensation Committee of the Board of Directors (the "Committee"), to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

         Subject to the express provisions of the Plan the Committee shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Option or Right, the period(s) during which such Options or Rights shall become exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

         Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree
(i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (ii) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. In no event will an employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options or Rights for a period of six (6) months from the date of the acquisition of such Options or Rights.

         The determination of the Committee on matters referred to in this
Article III shall be conclusive.

         The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options or Rights granted hereunder.

         IV.  ELIGIBILITY

         Options and Rights may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee or to any member of the Committee. Any person who shall have retired from active employment by the Company or a subsidiary corporation or parent corporation thereof, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation thereof, shall not be eligible to receive an Option or a Right.

         The Plan does not create a right in any employee to participate in the Plan, nor does it create a right in any employee to have any Options or Rights granted to him or her.

         V.  OPTION PRICE AND PAYMENT

         The price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall deem appropriate.

         The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee in its best judgment shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

         If the Shares are listed on a national securities exchange in the United States (which, for purposes of this Article V, shall be deemed to include any last sale reported over-the-counter market), on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date, but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares shall have been traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

         If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

         If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

         For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

         Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (i) in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or
(ii) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that the principal amount of such note shall not exceed eighty percent (80%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

         VI.  USE OF PROCEEDS

         The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

         VII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

         Subject to the provisions of Article XVIII, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

         To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

         In no event shall an Option granted hereunder be exercised for a fraction of a Share.

         VIII.  EXERCISE OF OPTIONS

         Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XIV, XVI, and XVII, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

         IX.  STOCK APPRECIATION RIGHTS

         In the discretion of the Committee, a Right may be granted (i) alone,
(ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

         The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

         Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

         Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

         A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one Share over the exercise price per share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

         Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

         If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

         A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right unless such Right shall have been held for six (6) months from the date of acquisition to the date of cash settlement thereof; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act. In no event will a holder of a Right who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to make such a request or receive cash in full or partial payment of such Right until the Company shall have satisfied the informational requirements of Rule 16b-3(e)(1) promulgated under the Exchange Act for the specified one year period.

         A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

         For all purposes of this Article IX, the fair market value of Shares shall be determined in accordance with the principles set forth in the Article V.

         X.  NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

         Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable during the lifetime of the holder only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         XI.  TERMINATION OF EMPLOYMENT

         Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, an Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                  (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

                  (b) if the employment of an employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in
         Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one
         (1) year after the date of termination of employment in the case of termination by reason of disability.

         If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

         If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased or disabled employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

         For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, (a) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors or the Committee. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

         A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company. Furthermore, solely for purposes of determining the rights and obligations under any outstanding Options or Rights theretofore granted, in the event that the Company ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of a subsidiary company by virtue of a recapitalization, stock dividend, stock split, split-up, spin-off, combination of shares or other like change in capital structure of the Company, the Committee may determine that employment by such former subsidiary (or any parent or subsidiary company of such subsidiary) shall continue to be deemed to be employment by the Company for purposes of the Plan.

         In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that the Company ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options or Rights and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the 30 day period following notice of such cancellation.

         Notwithstanding anything to the contrary contained in this Article XI, in no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

           XII.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe for Shares, or other like change in capital structure of the Company, the Committee shall make such adjustment to each outstanding Option and Right that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Committee shall make any further adjustments as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and Rights, the maximum number of Shares which may be so acquired by one employee and the number of Shares and prices per Share subject to outstanding Options and Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder to be other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event of a "change in control" of the Company, all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than Odyssey Partners, L.P. and its affiliates (which, for purposes of this Article XII only, is deemed to include E.R. Yost) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing (i) 50% or more of the combined voting power of the Company's then-outstanding securities; or (ii) 25% or more but less than 50% of the combined voting power of the Company's then-outstanding securities if such transaction(s) giving rise to such beneficial ownership are not approved by the Company's Board of Directors; or
(b) at any time a majority of the members of the Board of Directors has been elected or designated by any Person, other than Odyssey Partners, L.P. and its affiliates (which, for purposes of this Article XII only, is deemed to include E.R. Yost); or (c) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, in all cases other than to or with Odyssey Partners, L.P. or its affiliates (which, for purposes of this Article XII only, is deemed to include E.R. Yost), the result of which would be the occurrence of any event described in clause (a) or (b) above.

         The Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per share of such Option or Right. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act.

         XIII.  RIGHT TO TERMINATE EMPLOYMENT

         The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options or Rights and it shall not impose any obligation on the part of any holder of Options or Rights to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

         XIV.  PURCHASE FOR INVESTMENT

         Except for hereinafter provided, the Committee may require an employee, as a condition upon exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular Option or Right and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Committee in which the employee represents and warrants that Shares are being acquired for such person's own account for investment only and not with a view to the resale or distribution thereof. The employee shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Employee shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

            XV.  ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

         Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

         The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

         The Company shall pay all issue or transfer taxes with respect to the issuance of transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only fees and expenses as are attributable solely to the inclusion of the Shares he or she received in the Registration Statement.

         All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

         XVI.  WITHHOLDING TAXES

         The Company may require an employee exercising a Right or Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or Right or other Shares of the Company's common stock owned by the holder or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment shall be valued at their fair market value (determined in accordance with the principles set forth in Article V of the Plan) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may prescribe additional rules, in its discretion, to permit a holder of an Option or Right who is subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules promulgated under Section 16 of the Exchange Act and the positions of the staff of the Securities and Exchange Commission expressed in no-action or interpretative letters exempting such tax withholding transactions from liability under Section 16(b) of the Exchange Act. The Committee may also impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate.

         XVII.  LISTING OF SHARES AND RELATED MATTERS

         The Committee may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

         XVIII.  AMENDMENT OF THE PLAN

         The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article V, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan, Option or Right without the consent of the holder of such Option or Right.

`
         XIX.  TERMINATION OR SUSPENSION OF THE PLAN

         The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

         XX.  GOVERNING LAW

         The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

         XXI.  PARTIAL INVALIDITY

         The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

         XXII.  EFFECTIVE DATE

         This Plan became effective at 5:30 P.M., New York City Time, on the Effective Date.

                             BLACK BOX CORPORATION

                                1000 Park Drive
                          Lawrence, Pennsylvania 15055

                  ===========================================

                    This Proxy is Solicited on Behalf of the
                       Board of Directors of the Company

                  ===========================================


The undersigned stockholder hereby appoints Michael E. Barker and Brian D. Young, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, to vote all of the shares of stock of the Black Box Corporation (the "Company") that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company, to be held on Monday, August 11, 1997, at 11:00 a.m., local time, at the offices of Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219, to consider and act upon the following matters:

                                   P R O X Y

                (continued and to be signed on the reverse side)

A [ X ] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.


The Board of Directors recommends a vote "FOR" proposals numbers 1, 2, 3 and 4.



                  FOR     WITHHOLD    Nominees: William F. Andrews
1. Election of                                  Michael E. Barker
   seven (7)      [  ]      [  ]                Jeffery M. Boetticher
   members of                                   William R. Newlin
   the Board of                                 William Norred
   Directors:                                   Brian D. Young
                                                Fred C. Young


(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

-------------------------------------------------------------


                                                                     FOR     AGAINST    ABSTAIN

2. The approval of an amendment to the 1992 Stock Option             [  ]     [  ]       [  ]
   Plan to increase the number of shares authorized under
   the Plan; and

 3.The approval of an amendment to the Second Restated               [  ]     [  ]       [  ]
   Certificate of Incorporation  to increase the number of
   authorized shares of Common Stock from 20,000,000 to
   40,000,000; and

4. Ratification of the appointment of Arthur Andersen LLP            [  ]     [  ]       [  ]
   as the independent public accountants of the Company for
   the fiscal year ending March 31, 1998;


Unless otherwise specified in the squares provided, the proxies shall vote in the election of directors for the nominees listed above and for each of the other proposals, and shall have discretionary power to vote upon such matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has established the close of business on Friday, June 20, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

Signature                                                   Dated:        , 1997
         ------------------------  -------------------------      --------
                                   SIGNATURE IF HELD JOINTLY


IMPORTANT:  Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by a duly authorized person.